SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: April 29, 2003
                        (Date of earliest event reported)

                               Markel Corporation
             (Exact name of registrant as specified in its charter)

             Virginia                     001-15811              54-1959284
   (State or other jurisdiction          (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)

                             4521 Highwoods Parkway
                         Glen Allen, Virginia 23060-6148
                                 (804) 747-0136
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

         (Former name or former address, if changed since last report.)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      None

(b)      None

(c)      Exhibit

               No.         Description
               ---         -----------
               99.1     Press release issued April 29, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

The information in this Form 8-K and the Exhibit attached hereto is required to be furnished under Item 12, Results of Operations and Financial Condition, but is being furnished under Item 9, Regulation FD Disclosure, in accordance with the interim filing guidance provided in SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 29, 2003, Markel issued a press release announcing first quarter 2003 financial results. A copy of this press release is attached as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MARKEL CORPORATION

Date: April 29, 2003                 By:   /s/ Darrell D. Martin
                                           -------------------------------------
                                     Name:  Darrell D. Martin
                                     Title: Executive Vice President and Chief
                                            Financial Officer



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                                  EXHIBIT INDEX

Exhibit 99.1     Press release issued April 29, 2003.